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Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

        We consent to the use in this Registration Statement of WH Holdings (Cayman Islands) Ltd. and WH Capital Corporation on Form S-4 of our report dated February 19, 2004, appearing in the Prospectus, which is part of this Registration Statement.

        We also consent to the reference to us under the headings "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

Los Angeles, California
May 10, 2004

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INDEPENDENT AUDITORS' CONSENT